UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 26, 2021

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01    Regulation FD Disclosure

On April 26, 2021, Becton, Dickinson and Company (“BD”) issued a press release announcing it submitted a 510(k) premarket notification to the U.S. Food and Drug Administration for the BD Alaris™ System.

The 510(k) submission is intended to bring the regulatory clearance for the BD Alaris™ System up to date, implement updated features and address open recall issues, including through a new version of BD Alaris™ System software that will provide clinical, operational and cybersecurity updates.

The press release is attached as Exhibit 99.1. The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by BD under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

ITEM 9.01     Financial Statements and Exhibits.

Exhibit 99.1     Press release dated April 26, 2021, which is furnished pursuant to Item 7.01.

Exhibit 104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: April 26, 2021